UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 West Main Street, Dothan, Alabama 36301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (334) 677-2108

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On February 29, 2008, Movie Gallery, Inc. (“Movie Gallery” or the “Company”) and certain of its affiliates (the “Debtors”) received approval (the “Order”) from the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the “Bankruptcy Court”) of the Motion of the Debtors for an Order Approving the Debtors’ Key Employee Incentive Plan, dated February 15, 2008 (the “Motion”). A copy of the Motion and Order are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The Order approves the Key Employee Incentive Plan, which has two components: the management incentive plan (which provides a bonus computed as a percentage of earnings to be paid to salaried full-time, non-temporary employees in corporate cost centers who satisfy certain criteria if the Company achieves certain earnings targets) and the supplemental incentive plan (which provides a bonus computed as a percentage of earnings to be paid to certain salaried and hourly, non-temporary employees in positions of Vice President and below who satisfy certain criteria and achieve certain stated objectives under the supplemental incentive plan).

Under the Management Incentive Plan, executive officers may earn a bonus if the Company achieves more than 87.5% of the “Target EBITDA” (as defined below), which bonus amount is calculated by multiplying (a) 60% of the Executive Officer’s regular base salary during a semi-annual bonus period (including approved time off) by (b) a factor of 1.5 if the Company achieves at least 112.5% of the Target EBITDA, 1.0 if the Company achieves 100% of the Target EBITDA and 0 if the Company does not achieve more than 87.5% of Target EBITDA. If the Company’s results are between 112.5% and 100% of Target EBITDA, the “factor” included in the calculation is based on a straight-line amortization of the amount of 1.5 to 1.0 based on the level of relative percentage that the results were less than 112.5% of Target EBITDA but exceeded 100% of Target EBITDA. If the Company’s results are between 100% and 87.5% of Target EBITDA, the “factor” included in the calculation is based on a straight-line amortization of the amount of 1.0 to 0 based on the level of relative percentage that the results were less than 100% of Target EBITDA but were greater than 87.5% of Target EBITDA. “Target EBITDA” is defined as EBITDA calculated in the Company’s 2008 forecast prepared as of December 17, 2007 based on the methodology that is used for calculating Consolidated Additional EBITDA in the DIP Credit Agreement, as amended. If the Company achieves Target EBITDA, the semi-annual payments to Executive Officers that qualify to receive a bonus under the Management Incentive Plan are expected to be as set forth below.

•	Joe T. Malugen, President and Chief Executive Officer, $300,000

•	Jeffrey S. Stubbs, Executive Vice President and Chief Operating Officer, $157,500

•	S. Page Todd, Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, $120,000

•	Mark S. Loyd, Executive Vice President and Chief Merchandising Officer, $105,000

•	Thomas D. Johnson, Jr., Executive Vice President and Chief Financial Officer, $97,500

Additional information about the Debtors’ chapter 11 cases pending in the Bankruptcy Court, including access to court documents, including the Motion and Order, and other general information about the chapter 11 cases, is available online at http://www.kccllc.net/moviegallery.

Forward-Looking Statements

This current report on Form 8-K, as well as other statements made by Movie Gallery may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of the Company to continue as a going concern; (ii) the ability of the Company to operate subject to the terms of the debtor in possession financing; (iii) the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases including a plan consistent with the terms set forth in the restructuring term sheet; (v) risks associated with a termination of the agreement and financing availability; (vi) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (viii) the Company’s ability to maintain contracts and leases that are critical to its operations; (ix) the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; (x) the ability of the Company to execute its business plans and strategy, including the operational restructuring initially announced in 2007, and to do so in a timely fashion; (xi) the ability of the Company to attract, motivate and/or retain key executives and associates; (xii) general economic or business conditions affecting the video and game rental and sale industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; and (xiii) increased competition in the video and game rental and sale industry. Other risk factors are listed from time to time in the Company’s United States Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2006. Movie Gallery disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.

Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan or plans of reorganization could result in holders of Movie Gallery’s common stock or other equity interests and claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims and cancellation of their claims. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock and claims to be highly speculative and cautions equity holders that the stock and creditors that the claims may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Movie Gallery’s common stock or other equity interest or any claims relating to pre-petition liabilities. The proposed plan of reorganization currently provides that all of Movie Gallery’s common stock and other equity interests will be cancelled for no consideration.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Motion of the Debtors for an Order Approving the Debtors’ Key Employee Incentive Plan

99.2	Order Approving the Debtors’ Key Employee Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: March 7, 2008
	BY:	/s/ Thomas D. Johnson Jr.
Thomas D. Johnson, Jr.
Executive Vice President, Chief Financial Officer

5